STATEMENT OF ADDITIONAL INFORMATION-July 31, 1997

CALVERT NEW WORLD FUND, INC.
CALVERT NEW AFRICA FUND
4550 Montgomery Avenue, Bethesda, Maryland 20814

New Account    (800) 368-2748      Shareholder
Information:   (301) 951-4820      Services:  (800) 368-2745

Broker         (800) 368-2746      TDD for the Hearing-
Services:      (301) 951-4850      Impaired: (800) 541-1524


         This Statement of Additional Information is not a prospectus. Investors should read the Statement of Additional Information in conjunction with the Fund's Prospectus dated July 31, 1997, which may be obtained free of charge by writing the Fund at the above address or calling the Fund.


INVESTMENT OBJECTIVE AND POLICIES

         The investment objective and policies of Calvert New World Fund, Inc., Calvert New Africa Fund (the "Fund") is to achieve capital appreciation over time. The Fund seeks capital appreciation aggressively by focusing the Fund's investments mostly in the emerging market of equity and equity-linked securities and fixed-income securities of African and African-related companies. The following discussion supplements the discussion in the Prospectus. Unless otherwise specified, the investment objective, programs and restrictions of the Fund are not fundamental policies. The operating policies of the Fund are subject to change by its Board of Directors without shareholder approval. Shareholders will be notified of a material change in the investment objective, a non-fundamental or operating policy.

Foreign Securities
         Additional costs may be incurred which are related to any international investment, since foreign brokerage commissions and the custodial costs associated with maintaining foreign portfolio securities are generally higher than in the United States. Fee expense may also be incurred on currency exchanges when the Fund changes investments from one country to another or converts foreign securities holdings into U.S. dollars.
         United States Government policies have at times, in the past, through imposition of interest equalization taxes and other restrictions, discouraged United States investors from making certain investments abroad. While such taxes or restrictions are not presently in effect, they may be reinstituted from time to time as a means of fostering a favorable United States balance of payments. In addition, foreign countries may impose withholding and taxes on dividends and interest. See "Risk Factors" in the Prospectus.

Options and Futures Contracts
         The Fund may purchase put and call options and engage in the writing of covered call options and secured put options on securities and employ a variety of other investment techniques. Specifically, the Fund may engage in the purchase and sale of stock index future contracts, foreign currency futures contracts, interest rate futures contracts, and options on such futures, as described more fully below. Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.
         The Fund will engage in such transactions only to hedge existing positions. It will not engage in such transactions for the purposes of speculation or leverage. The Fund may write call and put options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of portfolio securities or foreign currencies will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price or reduce the difference between the exercise price and market value.
         The Fund will not engage in such options or futures transactions unless it receives any necessary regulatory approvals permitting it to engage in such transactions. The Fund may write "covered options" on securities in standard contracts traded on national or foreign securities exchanges, or in individually negotiated contracts traded over-the-counter. It may write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options.
         To preserve the Fund's status as a regulated investment company under Subchapter M of the Internal Revenue Code, it is the Fund's operating policy to limit any gains on put or call options and other securities held less than three months to less than 30% of the Fund's annual gross income.
         Risks Related to Options Transactions. The Fund can close out its respective positions in exchange-traded options only on an exchange which provides a secondary market in such options. Although it intends to acquire and write only such exchange-traded options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option contract at any particular time. This might prevent the Fund from closing an options position, which could impair its ability to hedge effectively. The inability to close out a call position may have an adverse effect on liquidity because the Fund may be required to hold the securities underlying the option until the option expires or is exercised.

Writing (Selling) Call and Put Options
         The Fund may write covered options on equity and debt securities and indices. This means that, in the case of call options, so long as the Fund is obligated as the writer of a call option, it will own the underlying security subject to the option and, in the case of put options, it will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.
         When the Fund writes a covered call option, it gives the purchaser the right to purchase the security at the call option price at any time during the life of the option. As the writer of the option, it receives a premium, less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. Writing covered call options can increase the income of the Fund and thus reduce declines in the net asset value per share of the Fund if securities covered by such options decline in value. Exercise of a call option by the purchaser, however, will cause the Fund to forego future appreciation of the securities covered by the option. Upon exercise by the purchaser, the writer of a call option on an individual security or foreign currency has the obligation to sell the underlying security or currency at the exercise price. A call option on a securities index is similar to a call option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are to be made in cash. A call option may be terminated by the writer (seller) by entering into a closing purchase transaction in which it purchases an option of the same series as the option previously written.
         The Fund may purchase securities which may be covered with call options solely on the basis of considerations consistent with the investment objectives and policies of the Fund. The Fund's turnover may increase through the exercise of a call option; this will generally occur if the market value of a "covered" security increases and the Fund has not entered into a closing purchase transaction.
         The Fund may write exchange-traded call options on its securities. Call options may be written on portfolio securities, securities indices, or foreign currencies. With respect to securities and foreign currencies, the Fund may write call and put options on an exchange or over-the-counter. Call options on portfolio securities will be covered since the Fund will own the underlying securities. Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Options on foreign currencies will be covered by securities denominated in that currency. Options on securities indices will be covered by securities that substantially replicate the movement of the index. The Fund may not write options on more than 50% of its total assets. The Fund presently intends to cease writing options if and as long as 25% of such total assets are subject to outstanding options contracts or if required under state regulations.
         During the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to the Fund's ability to close out options it has written.
         A put option on a security, security index, or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security, index, or foreign currency at the exercise price at any time during the option period. When the Fund writes a secured put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, the Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security funds below the exercise price) at any time during the option period. If the price of the underlying security falls below the exercise price, the Fund may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.
         During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for an appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to the Fund's ability to close out options it has written.

Purchasing Call and Put Options, Warrants and Stock Rights
         The Fund may invest up to an aggregate of 5% of its total assets in exchange-traded or over-the-counter call and put options on securities and securities indices and foreign currencies. Purchases of such options may be made for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The Fund may invest in call and put options whenever, in the opinion of the Subadvisor, a hedging transaction is consistent with its investment objectives. Such transactions may be entered into in order to limit the risk of a substantial increase in the market price of the security which the Fund intends to purchase. The Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security or foreign currency. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold. Purchasing a call or put option involves the risk that the Fund may lose the premium it paid plus transaction costs.

         Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security rather than an option writer, and they generally have longer expiration dates than call options. The Fund may invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the New York Stock Exchange or the American Stock Exchange.

Over-the-Counter ("OTC") Options
         OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. However, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and foreign currencies, and in a wider range of expiration dates and exercise prices than exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker, which information is carefully monitored or caused to be monitored by the Advisor and verified in appropriate cases.
         A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.
         The Fund understands the position of the staff of the Securities and Exchange Commission (the "SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The Fund will adopt procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the Fund.

Futures Transactions
         The Fund may purchase and sell futures contracts ("futures contracts") but only when, in the judgment of the Advisor or Subadvisor, such a position acts as a hedge against market changes which would adversely affect the securities held by the Fund. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. Government obligations.
         A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Although futures contracts by their terms require actual delivery and acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Upon buying or selling a futures contract, the Fund deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker. Payments of maintenance margin reflect changes in the value of the futures contract, with the Fund being obligated to make such payments if its futures position becomes less valuable and entitled to receive such payments if its positions become more valuable.
         The Fund may only invest in futures contracts to hedge its existing investment positions and not for income enhancement, speculation or leverage purposes. Although some of the securities underlying the futures contract may not necessarily meet the Fund's social criteria, any such hedge position taken by the Fund will not constitute a direct ownership interest in the underlying securities.
         Futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"). As a registered investment company, the Fund is eligible for exclusion from the CFTC's definition of "commodity pool operator," meaning that it may invest in futures contracts under specified conditions without registering with the CFTC. Among these conditions are requirements that to the extent that the Fund enters into future contracts and options on futures positions that are not for bonafide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

Options on Futures Contracts. The Fund may purchase and write put or call options and sell call options on futures contracts in which it could otherwise invest and which are traded on a U.S. exchange or board of trade. It may also enter into closing transactions with respect to such options to terminate an existing position; that is, to sell a put option already owned and to buy a call option to close a position where the Fund has already sold a corresponding call option.
         The Fund may only invest in options on futures contracts to hedge its existing investment positions and not for income enhancement, speculation or leverage purposes. Although some of the securities underlying the futures contract underlying the option may not necessarily meet the Fund's social criteria, any such hedge position taken by the Fund will not constitute a direct ownership interest in the underlying securities.
         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract-a long position if the option is a call and a short position if the option is a put-at a specified exercise price at any time during the period of the option. The Fund will pay a premium for such options purchased or sold. In connection with such options bought or sold, the Fund will make initial margin deposits and make or receive maintenance margin payments which reflect changes in the market value of such options. This arrangement is similar to the margin arrangements applicable to futures contracts described above.

Put Options on Futures Contracts. The purchase of put options on futures contracts is analogous to the sale of futures contracts and is used to protect the portfolio against the risk of declining prices. The Fund may purchase put options and sell put options on futures contracts it already owns. The Fund will only engage in the purchase of put options and the sale of covered put options on market index futures for hedging purposes.

Call Options on Futures Contracts. The sale of call options on futures contracts is analogous to the sale of futures contracts and is used to protect the portfolio against the risk of declining prices. The purchase of call options on futures contracts is analogous to the purchase of a futures contract. The Fund may only buy call options to close an existing position where the Fund has already sold a corresponding call option, or for a cash hedge. The Fund will only engage in the sale of call options and the purchase of call options to cover for hedging purposes.

Writing Call Options on Futures Contracts. The writing of call options on futures contracts constitutes a partial hedge against declining prices of the securities deliverable upon exercise of the futures contract. If the futures contract price at expiration is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's securities holdings.

Risks of Options and Futures Contracts. If the Fund has sold futures or takes options positions to hedge its portfolio against decline in the market and the market later advances, it may suffer a loss on the futures contracts or options which it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus the price of the futures contract or option may move more than or less than the price of the securities being hedged. Where the Fund has sold futures or taken options positions to hedge against decline in the market, the market may advance and the value of the securities held in the Fund may decline. If this were to occur, the Fund might lose money on the futures contracts or options and also experience a decline in the value of its portfolio securities. However, although this might occur for a brief period or to a slight degree, the value of a diversified portfolio will tend to move in the direction of the market generally.
         The Fund can close out futures positions only on an exchange or board of trade which provides a secondary market in such futures. Although the Fund intends to purchase or sell only such futures for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular futures contract at any particular time. This might prevent the Fund from closing a futures position, which could require the Fund to make daily cash payments with respect to its position in the event of adverse price movements.
         Options on futures transactions bear several risks apart from those inherent in options transactions generally. The Fund's ability to close out its options positions in futures contracts will depend upon whether an active secondary market for such options develops and is in existence at the time the Fund seeks to close its positions. There can be no assurance that such a market will develop or exist. Therefore, the Fund might be required to exercise the options to realize any profit.

Foreign Currency Transactions
         The value of the Fund's assets as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.
         The Fund will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the Fund's best interests.
         When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, the Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.
         When the Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.
         It is impossible to forecast with precision the market values of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.
         If the Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, it would realize gains to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Fund may have to convert its holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

         Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.
         A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if the Fund was holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency depreciated in value between the date of purchase and the settlement date, it would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

         Foreign Currency Futures Transactions. The Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, it may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.
         Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

Repurchase agreements
         Repurchase agreements are arrangements under which the Fund buys securities and the seller simultaneously agrees to repurchase the securities at a specified time and price. The Fund may engage in repurchase agreements to earn a higher rate of return than it could earn simply by investing in the obligation which is the subject of the repurchase agreement. Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether the Fund would be deemed the owner of the underlying security or would be deemed only to have a security interest in and lien upon such security. The Fund will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Subadvisor under the direction and supervision of the Fund's Board of Directors. In addition, the Fund will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller's obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due the Fund pursuant to the agreement, the Fund will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the underlying security. Repurchase agreements are always for periods of less than one year, and are considered illiquid if not terminable within seven days.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

         The Fund has adopted the following investment restrictions which cannot be changed without the approval of the holders of a majority of the outstanding shares of the Fund. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. The Fund may not:

         1. With respect to 50% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer. (The remaining 50% of its total assets may be invested without restriction except to the extent other investment restrictions may be applicable, although, with respect to 50% of the Fund's assets, the Fund does not currently anticipate investing more than 25% in the securities of a single issuer in the coming year).
         2. Concentrate 25% or more of the value of its total assets in any one industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities, and repurchase agreements secured thereby.
         3. Make loans of more than one-third of the assets of the Fund, other than through the purchase of money market instruments and repurchase agreements or by the purchase of bonds, debentures or other debt securities, or the lending of portfolio securities as detailed in the Prospectus, or as permitted by law. The purchase by the Fund of all or a portion of an issue of publicly or privately distributed debt obligations in accordance with its investment objective, policies and restrictions, shall not constitute the making of a loan.
         4. Issue senior securities or underwrite the securities of other issuers, except as permitted by the Board of Directors within applicable law, and except to the extent that in connection with the disposition of its portfolio securities, the Fund may be deemed to be an underwriter.
         5. Except as required in connection with permissible options, futures and commodity activities of the Fund, invest in commodities, commodity futures contracts, or real estate, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages and provided that it may purchase or sell stock index futures, foreign currency futures, interest rate futures and options thereon.
         6. Borrow money, except from banks for temporary or emergency purposes, and then only in an amount not to exceed one-third of the Fund's total assets, or as permitted by law. The Fund will not make purchases while its borrowings exceed 5% of total assets. In order to secure any permitted borrowings under this section, the Fund may pledge, mortgage or hypothecate its assets.

Nonfundamental Investment Restrictions

         The Fund has adopted the following operating (i.e., non-fundamental) investment policies and restrictions which may be changed by the Board of Directors without shareholder approval. The Fund may not:

         7. Invest, in the aggregate, more than 15% of its net assets in illiquid securities. Purchases of securities outside the U.S. that are not registered with the SEC or marketable in the U.S. are not per se illiquid.
         8. Invest, in the aggregate, more than 5% of its net assets in the securities of issuers restricted from selling to the public without registration under the Securities Act of 1933, excluding restricted securities eligible for resale pursuant to Rule 144A under that statute. Purchases of securities outside the U.S. that are not registered with the SEC or marketable in the U.S. are not per se restricted.
         9. Write, purchase or sell puts, calls or combinations thereof except that the Fund may (a) write exchange-traded covered call options on portfolio securities and enter into closing purchase transactions with respect to such options, and the Fund may write exchange-traded covered call options on foreign currencies and secured put options on securities and foreign currencies and write covered call and secured put options on securities and foreign currencies traded over the counter, and enter into closing purchase transactions with respect to such options, (b) purchase exchange-traded call options and put options and purchase call and put options traded over the counter, provided that the premiums on all outstanding call and put options do not exceed 5% of its total assets, and enter into closing sale transaction with respect to such options, and (c) engage in financial futures contracts and related options transactions, provided that the sum of the initial margin deposits on the Fund's existing futures and related options positions and the premiums paid for related options would not exceed 5% of its total assets.
         10. Purchase from or sell to any of the Fund's officers or directors, or companies of which any of them are directors, officers or employees, any securities (other than shares of beneficial interest of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions.
         11. Invest in the shares of other investment companies, except as permitted by the 1940 Act or other applicable law, or pursuant to Calvert's nonqualified deferred compensation plan adopted by the Board of Directors, in an amount not to exceed 10% or as permitted by law and will ensure that there is no duplication of advisory fees.
         12. Make short sales of securities or purchase any securities on margin except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The depositor payment by the Fund of initial or maintenance margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.
         13. Purchase or retain securities of any issuer if the officers, Directors of the Fund or its Advisors, owning beneficially more than 1/2 of 1% of the securities of such issuer, together own beneficially more than 5% of such issuer's securities.
         14. Invest in warrants if more than 5% of the value of the Fund's net assets would be invested in such securities.
         15. Invest in interests in oil, gas, or other mineral exploration or development programs or leases, although it may invest in securities of issuers which invest in or sponsor such programs.
         16. Purchase the securities of any issuer with less than three years' continuous operation if, as a result, more than 5% of the value of its total assets would be invested in securities of such issuers.
         17. With respect to 75% of the Fund's assets, purchase more than 10% of the outstanding voting securities of any issuer.

         Any investment restriction which involves a maximum percentage of securities or assets (except for fundamental investment restriction six) shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

INVESTMENT SELECTION PROCESS


         Investments by the Fund are selected on the basis of their ability to help achieve the objective of the Fund. The Subadvisor uses its best efforts to select investments for the Fund that satisfy the Fund's investment criteria to the greatest practical extent. New Africa Advisers, Inc., one of the Fund's Subadvisors, has developed a number of techniques for evaluating the performance of issuers in each of these areas, as explained in the Prospectus.


DIVIDENDS, DISTRIBUTIONS, AND TAXES

         The Fund declares and pays dividends from net investment income on an annual basis. Distributions of realized net capital gains, if any, are normally paid once a year; however, the Fund does not intend to make any such distributions unless available capital loss carryovers, if any, have been used or have expired. Dividends and distributions paid may differ among the classes.
         Generally, dividends (including short-term capital gains) and distributions are taxable to the shareholder in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared.
         Investors should note that the Internal Revenue Code ("Code") may require investors to exclude the initial sales charge, if any, paid on the purchase of Fund shares from the tax basis of those shares if the shares are exchanged for shares of another Calvert Group Fund within 90 days of purchase. This requirement applies only to the extent that the payment of the original sales charge on the shares of the Fund causes a reduction in the sales charge otherwise payable on the shares of the Calvert Group Fund acquired in the exchange, and investors may treat sales charges excluded from the basis of the original shares as incurred to acquire the new shares.
         The Fund is required to withhold 31% of any long-term capital gain dividends and 31% of each redemption transaction occurring in the Fund if: (a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided, or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on capital gain dividends, not on redemptions); or (c) the Fund is notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.
         The Fund is required to report to the Internal Revenue Service the following information with respect to each redemption transaction: (a) the shareholder's name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; and (c) the Fund's identifying CUSIP number.
         Certain shareholders are exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S. registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; foreign central banks of issue. Non-resident aliens, certain foreign partnerships and foreign corporations are generally not subject to either requirement but may instead be subject to withholding under Sections 1441 or 1442 of the Internal Revenue Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Fund for further information.

Nondiversified Status
         The Fund is a "nondiversified" investment company under the Investment Act of 1940 (the "Act"), which means the Fund is not limited by the Act in the proportion of its assets that may be invested in the securities of a single issuer. A nondiversified fund may invest in a smaller number of issuers than a diversified fund. Thus, an investment in Calvert New Africa
Fund may, under certain circumstances, present greater risk of loss to an investor than an investment in a diversified fund. However, Calvert New Africa Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. To qualify for this Subchapter M tax treatment, the Fund will limit its investments to satisfy the Code diversification requirements so that, at the close of each quarter of the taxable year, (i) not more than 25% of the fund's assets will be invested in the securities of a single issuer or of two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, and (ii) with respect to 50% of its assets, not more than 5% of its assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. Investments in United States Government securities are not subject to these limitations; while securities issued or guaranteed by foreign governments are subject to the above tests in the same manner as the securities of non-governmental issuers. The Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government are considered to be securities of issuers in the same industry.

NET ASSET VALUE

         The public offering price of the shares of the Fund is the respective net asset value per share plus the applicable sales charge. The net asset values fluctuates based on the respective market value of the Fund's investments. The net asset value per share is determined every business day at the close of the regular session of the New York Stock Exchange (normally 4:00 p.m. Eastern time) and at such other times as may be necessary or appropriate. The Fund does not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund's net asset value per share is determined by dividing total net assets (the value of its assets net of liabilities, including accrued expenses and fees) by the number of shares outstanding.
         The assets of the Fund are valued as follows: (a) securities for which market quotations are readily available are valued at the most recent closing price; (b) for debt or equity securities traded over-the-counter where closing prices are not readily available, at the mean of the bid and asked price, or yield equivalent as obtained from one or more market makers for such securities; (c) securities maturing within 60 days may be valued at cost, plus or minus any amortized discount or premium, unless the Board of Directors determines such method not to represent fair value; and (d) all other securities and assets for which market quotations are not readily available will be fairly valued by the Advisor in good faith under the supervision of the Board of Directors. Securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values on their respective exchanges where primarily traded. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Exchange traded fixed income options are valued at the last sale price unless there is no sale price, in which event current prices provided by market makers are used. Over-the-counter fixed income options are valued based upon current prices provided by market makers. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the Fund's net asset value does not take place contemporaneously with the determination of the prices of U.S. portfolio securities. For purposes of determining the net asset value all assets and liabilities initially expressed in foreign currency, values will be converted into United States dollar values at the mean between the bid and offered quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined which was likely to materially change the net asset value, then the instrument would be valued using fair value consideration by the Directors or their delegates.


Net Asset Value and Offering Price Per Share
         Net asset value per share
         ($9,206,076/727,629 shares)                 $12.65
         Maximum sales charge
         (2.50% of offering price)                     0.32
         Offering price per share                    $12.97


CALCULATION OF TOTAL RETURN

         The Fund may advertise "total return." Total return is computed by taking the total number of shares purchased by a hypothetical $1,000 investment after deducting any applicable front-end sales charge, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of those shares at the end of the period and dividing the result by the initial $1,000 investment. Note: "Total Return" when quoted in the Financial Highlights section of the Fund's Prospectus and the Annual Report to Shareholders, however, per SEC instructions, does not reflect deduction of the sales charge, and corresponds to "return without maximum load" return as referred to herein. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account, to calculate average annual total return during that period.
         Total return is computed according to the following formula:

P(1 + T)n = ERV

where P = a hypothetical initial payment of $1,000; T = total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.
         All total return quotations ("return with maximum load") reflect the deduction of the maximum sales charge, except quotations of "return without maximum load" which do not reflect deduction of the sales charge. Return without maximum load, which will be higher than total return, should be considered only by investors, such as participants in certain pension plans, to whom the sales charge does not apply, or for purposes of comparison only with comparable figures which also do not reflect sales charges, such as Lipper averages. Thus, in the above formula, for return without maximum load, P = the entire $1,000 hypothetical initial investment and does not reflect deduction of any sales charge. Return without maximum load may be advertised for other periods, such as by quarter, or cumulatively for more than one year.
         Total return, like net asset value per share, fluctuates in response to changes in market conditions. Performance for any particular time period is historical in nature and should not be considered an indication of future return. For the periods shown, returns for the Fund's shares are as follows:

                                                       Average Annual
                              Return Without           Return With
                              Maximum Sales Load       Maximum Sales Load

One Year                              5.42%                     2.76%

Since Inception (April 12, 1995)      2.71%                     1.39%


ADVERTISING

         The Fund or its affiliates may provide information such as, but not limited to, the economy, investment climate, investment principles and rationale, sociological conditions and political ambiance. Discussion may include hypothetical scenarios or lists of relevant factors designed to aid the investor in determining whether the Fund is compatible with the investor's goals. The Fund may list portfolio holdings or give examples or securities that may have been considered for inclusion in the Portfolio, whether held or not.
         The Fund or its affiliates may supply comparative performance data and rankings from independent sources such as Donoghue's Money Fund Report, Bank Rate Monitor, Money, Forbes, Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, Russell 2000/Small Stock Index, Mutual Fund Values Morningstar Ratings, Mutual Fund Forecaster, Barron's, The Wall Street Journal, and Schabacker Investment Management, Inc. Such averages generally do not reflect any front- or back-end sales charges that may be charged by Funds in that grouping. The Fund may also cite to any source, whether in print or on-line, such as Bloomberg, in order to acknowledge origin of information. The Fund may compare itself or its portfolio holdings to other investments, whether or not issued or regulated by the securities industry, including, but not limited to, certificates of deposit and Treasury notes. The Fund, its Advisor, and its affiliates reserve the right to update performance rankings as new rankings become available.
         Calvert Group is the nation's leading family of socially responsible mutual funds, both in terms of socially responsible mutual fund assets under management, and number of socially responsible mutual fund portfolios offered (source: Social Investment Forum, December 31, 1994). Calvert Group was also the first to offer a family of socially responsible mutual fund portfolios.

PURCHASE AND REDEMPTION OF SHARES

         Investments in the Fund made by mail, bank wire or electronic funds transfer, through the Fund's branch office, Calvert Distributors, Inc. or other brokers participating in the distribution of Fund shares, are credited to a shareholder's account at the public offering price which is the net asset value next determined after receipt by the Fund, Calvert Distributors, Inc., or the Fund's custodian bank or lock box facility, plus the applicable sales charge as set forth in the Fund's Prospectus.
         Share certificates will not be issued unless requested in writing by the investor. No charge will be made for share certificate requests. No certificates will be issued for fractional shares. A service fee of $10.00, plus any costs incurred by the Fund, will be charged investors whose purchase checks are returned for insufficient funds.
         The right of redemption may be suspended or the date of payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency exists, as determined by the Commission, or if the Commission has ordered such a suspension for the protection of shareholders.
         If you redeem shares of the Fund after holding them less than two years, the Fund will deduct a redemption fee equal to 2.0% of the net asset value of the shares redeemed. Redemption proceeds are normally paid in cash. However, at the sole discretion of the Fund, the Fund has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1.0% of the net asset value of the Fund, whichever is less, or as allowed by law. Shareholder objections to redemptions in kind will be handled on a case-by-case basis, under the guidance of the Board of Directors.
         To change redemption instructions already given, shareholders must send a notice to Calvert Group, P.O. Box 419544 Kansas City, MO 64141-6544, with a voided copy of a check for the bank wiring instructions to be added. If a voided check does not accompany the request, then the request must be signature guaranteed by a commercial bank, trust company, savings association or member firm of any national securities exchange. Other documentation may be required from corporations, fiduciaries and institutional investors. The Fund reserves the right to modify the telephone redemption privilege.


REDUCED SALES CHARGES

         The Fund imposes reduced sales charges for its shares in certain situations in which the Principal Underwriter and the dealers selling Fund shares may expect to realize significant economies of scale with respect to such sales. Generally, sales costs do not increase in proportion to the dollar amount of the shares sold; the per-dollar transaction cost for a sale to an investor of shares worth, say, $5,000 is generally much higher than the per-dollar cost for a sale of shares worth $1,000,000. Thus, the applicable sales charge declines as a percentage of the dollar amount of shares sold as the dollar amount increases.
         When a shareholder agrees to make purchases of shares over a period of time totaling a certain dollar amount pursuant to a Letter of Intent, the Underwriter and selling dealers can expect to realize the economies of scale applicable to that stated goal amount. Thus the Portfolio imposes the sales charge applicable to the goal amount. Similarly, the Underwriter and selling dealers also experience cost savings when dealing with existing Fund shareholders, enabling the Fund to afford existing shareholders the Right of Accumulation. The Underwriter and selling dealers can also expect to realize economies of scale when making sales to the members of certain qualified groups which agree to facilitate distribution of Portfolio shares to their members. For shareholders who intend to invest at least $50,000, a Letter of Intent is included in the Appendix to this Statement of Additional Information. See "Exhibit A - Reduced Sales Charges" in the Prospectus.

DIRECTORS AND OFFICERS

         ELIAS BELAYNEH, Director. Mr. Belayneh is the President of U.S. - Africa Chamber of Commerce, Washington, D.C., which serves as a collective organization focusing on the promotion of trade and investment between Africa and the United States. Date of birth: May 18, 1955. Address: 1899 L Street, N.W., 5th Floor, Washington, D.C. 20036.
         ROBERT S. BROWNE, Director. Mr. Browne is the President of the Twenty-First Century Foundation, which makes grants in the areas of education and community service and was formerly a research fellow at Howard University. Mr. Browne also serves on the Advisory Council to Calvert Social Investment Fund. In 1992 and 1993, Mr. Browne was a Ford Foundation Research Fellow. He served as Staff Director to the Sub-Committee on International Development, Finance, Trade, and Monetary Policy from 1986-1991. Date of birth: August 17, 1924. Address: 214 Tryon Ave., Teaneck, NJ 07666.
         BERTIE HOWARD, Director. Ms. Howard is the Executive Director of Africa News Service. Date of birth: . Address: 0-16, Colony Apartments Chapel Hill, NC 27514.
         MICHAEL SUDARKASA, Director. Presently, Mr. Sudarkasa is the Director of the International Division of International Trade and Investment Promotion Services. He was previously President of 21st Century Africa, Inc. Date of birth: August 5, 1964. Address: 1418 Woodman Avenue Silver Spring, MD 20902.
         <F1>RENO J. MARTINI, Director and Vice President. Mr. Martini is a
Director and Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc. He is an officer of each of the investment companies in the Calvert Group of Funds. Date of birth: January 13, 1950.
         MADALA MTHEMBU, Director. Presently, Mr. Mthembu is the Senior Advisor to the Premier of the Northern Cape Province of South Africa. He was previously a consultant with the Uniworld Group, Inc., and a graduate student at Georgetown Law School. He is the former Assistant Chief U.S. Representative for the African National Congress. Mr. Mthembu received his degree in law from National University of Lesotho. Date of birth: April 22, 1964. Address Office of the Premier, Private Bag X5016, Kimberley, 8300, Republic of South Africa.
         DONALD R. NORLAND, Director. Mr. Norland is a foreign affairs specialist, a 29-year career diplomat, and Ambassador, retired. He is a Senior Policy Advisor at WORLDSPACE, Inc. Mr. Norland was a member of the American Foreign Service Association ("AFSA"), Governing Board from 1991 to 1993, and subsequently was the Vice President (elected). He was the U.S. Ambassador to Chad from 1979 - 1981, and the Ambassador to Botswana from 1976 - 1979. Date of birth: June 14, 1924. Address: 11 Dupont Circle, N.W., Washington, D.C. 20036.
         1 MACEO K. SLOAN, Director. Mr. Sloan is Chairman, President, and Chief Executive Officer of Sloan Financial Group and NCM Capital Management Group, Inc., Chairman of New Africa Advisers, Inc., Sloan Communications, Inc., and PCS Development Corporation. In addition, Mr. Sloan is a Director of the National Association of Securities Professionals, a Chartered Financial Analyst and a Fellow of the Life Management Institute. Date of birth: October 18, 1949. Address: New Africa Advisers, Inc., 103 West Main Street, Durham, North Carolina 27701.
         1 BARBARA J. KRUMSIEK, President and Director. Ms. Krumsiek serves as President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. and as an officer and director of each of its affiliated companies. She is President and Director of Calvert-Sloan Advisers, L.L.C., and a trustee/director of each of the investment companies in the Calvert Group of Funds. Address: 129 E. 69th Street, Apt. #8B, New York, NY 10021. DOB:
08/09/52.
         TIM SMITH, Director. Mr. Smith is the Executive Director of the Interfaith Center on Corporate Responsibility based in New York City. He is also the Chair of the Advisory Council of the Calvert Social Investment Fund. Date of birth: September 15, 1943. Address: Interfaith Center on Corporate Responsibility, 475 Riverside, Room 566, New York, N.Y. 10115.
         PAMELA D. VAN ARSDALE, Director. Ms. Van Arsdale is currently a community activist. Prior to her retirement in 1983, she was employed by Calvert Group. Date of birth: May 6, 1954. Address: 23 Church Road, Bedford, New Hampshire 03110.
         JUSTIN F. BECKETT, President. Mr. Beckett is President and CEO of New Africa Advisers, Inc. He is a Director and Executive Vice President of Sloan Financial Group, Inc. and NCM Capital Management Group, Inc., Executive Vice President of Sloan Holdings, Inc., and a Director of Sloan Communications, Inc. and PCS Development Corporation. Date of birth: April 5, 1963. Address:
New Africa Advisers, Inc., 103 West Main Street, Durham, North Carolina 27701.
         WILLIAM M. TARTIKOFF, Esq., Vice President and Secretary. Mr. Tartikoff is an officer of each of the investment companies in the Calvert Group of Funds, and is Senior Vice President and General Counsel of Calvert Group, Ltd., and each of its subsidiaries, except for Calvert Distributors, Inc., of which he is a Director, President, and Secretary. Date of birth:
August 12, 1947.
         RONALD M. WOLFSHEIMER, CPA, Vice President, Treasurer, and Controller. Mr. Wolfsheimer is an officer of each of the other investment companies in the Calvert Group of Funds. He is Senior Vice President and Controller of Calvert Group, Ltd. and its subsidiaries, except for Calvert Distributors, Inc., of which he is a Director and Treasurer. Date of birth:
July 24, 1952.
         CLIFFORD MPARE, Vice President. Mr. Mpare is the Chief Investment Officer of NAA. Prior to joining NAA's parent company, Sloan Financial Group, Mr. Mpare was a Senior Analyst with First Union Corp's private equity department. He is a Chartered Financial Analyst and a Certified Management Accountant. Date of birth: November 21, 1957. Address: New Africa Advisers, Inc., 103 West Main Street, Durham, North Carolina 27701.
         SUSAN WALKER BENDER, Esq., Assistant Secretary. Ms. Bender is Assistant Secretary of Calvert Group, Ltd. and each of its subsidiaries and each of the other investment companies in the Calvert Group of Funds. Date of birth: January 29, 1959.
         KATHERINE STONER, Esq., Assistant Secretary. Ms. Stoner is Assistant Secretary of Calvert-Sloan Advisers, L.L.C., and Calvert Group, Ltd. and each of its subsidiaries. Date of birth: October 21, 1956.
         JAMILAH SABIR-CALLOWAY, Assistant Secretary. Ms. Sabir-Calloway is the Corporate Secretary of NAA. Prior to that, Ms. Sabir-Calloway was the Assistant to the Corporate Secretary of the Sloan Financial Group. Date of birth: April 19, 1949. Address: New Africa Advisers, Inc., 103 West Main


         The address of directors and officers, unless otherwise noted, is 4550 Montgomery Avenue, Bethesda, Maryland 20814. Directors and officers as a group own less than one percent of the total outstanding shares of the Fund.
         Directors of the Fund not affiliated with the Advisor currently receive an annual fee of $1,000 for service as a member of the Board of Directors plus a fee of $500 to $1000 for each Board and Committee meeting attended. For the period from inception (April 12, 1995) to March 31, 1996, Directors of the Fund not affiliated with the Fund's advisor received fees and expenses of $36,086. For fiscal year 1997, Directors of the Fund not affiliated with the Fund's advisor received fees and expenses of $55,621.
         Directors of the Fund not affiliated with the Fund's Advisor may elect to defer receipt of all or a percentage of their fees and invest them in any fund in the Calvert Family of Funds through the Trustees/Directors Deferred Compensation Plan. Deferral of the fees is designed to maintain the parties in the same position as if the fees were paid on a current basis. Management believes this will have a negligible effect on the Fund's assets, liabilities, net assets, and net income per share, and will ensure that there is no duplication of advisory fees.

Director Compensation Table
Fiscal Year 1997 (unaudited numbers)



Name of Director           Aggregate           Pension or         Total
                           Compensation        Retirement         Compensation
                           from Registrant     Benefits           from
                           for service         Accrued as         Registrant and
                           as Director         part of            Fund Complex
                                               Registrant         paid to
                                               Expenses           Directors<F2>


Elias Belayneh             $1,250              $0                 $1,250
Robert Browne              $1,250              $0                 $1,250
Madala Mthembu             $1,250              $0                 $1,250
Donald Norland             $1,250              $0                 $1,250
Tim Smith                  $1,250              $0                 $1,250
Pamela Van Arsdale         $1,250              $0                 $1,250
Bertie Howard              $0                  $0                 $0
Michael Sudarkasa          $0                  $0                 $0


<F1> "Interested persons" of the Fund under the Investment Company Act of 1940.
<F2> As of March 31, 1997. The Fund Complex consists of nine (9) registered investment companies.



INVESTMENT ADVISOR AND SUBADVISORS

         The Fund's Investment Advisor is Calvert-Sloan Advisers, L.L.C., 4550 Montgomery Avenue, 1000N, Bethesda, Maryland 20814, a jointly-owned subsidiary of Calvert Group, Ltd. and Sloan Holdings, Inc. Calvert Group Ltd. is a subsidiary of Acacia Mutual Life Insurance Company of Washington, D.C. ("Acacia Mutual").
         The Advisory Contract between the Fund and the Advisor was entered into on April 11, 1995, and will remain in effect indefinitely, provided continuance is approved at least annually by the vote of the holders of a majority of the outstanding shares of the Fund or by the Board of Directors of the Fund; and further provided that such continuance is also approved annually by the vote of a majority of the directors of the Fund who are not parties to the Contract or interested persons of parties to the Contract or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. The Contract may be terminated without penalty by either party upon 60 days' prior written notice; it automatically terminates in the event of its assignment.
         The Advisor provides the Fund with investment supervision and management, administrative services, office space, furnishes executive and other personnel to the Fund, and may pay Fund advertising and promotional expenses. The Advisor reserves the right to compensate broker-dealers in consideration of their promotional or administrative services. The Fund pays all other administrative and operating expenses, including: custodial, registrar, dividend disbursing and transfer agency fees; federal and state securities registration fees; salaries, fees and expenses of directors, executive officers and employees of the Fund, who are not ''affiliated persons" of the Advisor or the Advisor within the meaning of the Investment Company Act of 1940; insurance premiums; trade association dues; legal and audit fees; interest, taxes and other business fees; expenses of printing and mailing reports, notices, prospectuses, and proxy material to shareholders; annual shareholders' meeting expenses; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities. The Advisor has agreed to reimburse the Fund for all expenses (excluding brokerage, taxes, interest, and all or a portion of distribution and certain other expenses, to the extent allowed or required by state or federal law or regulation exceeding the most restrictive expense limitation in those states where the Fund's shares are qualified for sale.
         Under the Contract, the Advisor provides investment advice to the Fund and oversees its day-to-day operations, subject to direction and control by the Fund's Board of Directors. For its services, the Advisor receives a base annual fee of 1.50% of the Fund's average daily net assets. For the fiscal 1996 period (since inception, April 12, 1995, through March 31, 1996), the Fund paid advisory fees of $68,590 and in fiscal year 1997 the Fund paid advisory fees of $119,720. The Advisor may voluntarily defer its fees or assume expenses of the Fund. During 1996 fiscal period, the Advisor reimbursed $56,484. For the 1997 fiscal period, the Advisor reimbursed $106,380.
         Any fees the current payment of which is waived by the Advisor and any expenses paid on behalf of or reimbursed to the Fund by the Advisor through March 31, 1996, may be recaptured by the Advisor from the Fund during the two years beginning on April 1, 1996, and ending on March 31, 1998; and such recapture shall only be made to the extent that it does not result in the Fund aggregate expenses exceeding state expense limit at the time the original amount was waived. Each year's current advisory fees (incurred in that year) will be paid in full before any recapture for a prior year is applied. Recapture then will be applied beginning with the most recent year first.
         The Fund's Subadvisors are New Africa Advisers, Inc. ("NAA"), and Calvert Asset Management Company, Inc. Pursuant to Investment Advisory Agreements with the Advisor, the Subadvisors determine investment selections for the Fund. For its services, NAA receives a base annual fee from the Advisor of 0.755% of the Fund's average daily net assets under management. CAMCO receives a base annual fee of 0.495%. In addition, a consulting fee of 0.10% is paid to Sloan Holdings, Inc. See the Prospectus for an explanation of the Performance Fee.
      Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, has been retained by the Fund to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports, the daily determination of its net asset value per share and dividends, and the maintenance of its portfolio and general accounting records. For providing such services, CASC receives an annual fee from the Fund of 0.25% of the Fund's average daily net assets. For the fiscal 1996 period (since inception, April 12, 1995, through March 31,
1996), the Fund paid administrative services fees of $11,432. CASC waived a portion of its fee during that period. For fiscal year 1997, CASC received administrative services fees of $19,953.


METHOD OF DISTRIBUTION

         The Fund has entered into an agreement with Calvert Distributors, Inc. (CDI) whereby CDI, acting as principal underwriter for the Fund, makes a continuous offering of the Fund's securities on a "best efforts" basis. Under the terms of the agreement, CDI is entitled to receive reimbursement of distribution expenses pursuant to the Distribution Plan (see below). CDI also receives the portion of the sales charge in excess of the dealer reallowance. For the period since inception, April 12, 1995, through March 31, 1996, CDI received net sales charges of $17,193. For fiscal year 1997, CDI received net sales charges of $9,725.
         Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans (the "Plans") which permits the Fund to pay certain expenses associated with the distribution of its shares. Such expenses may not exceed, on an annual basis, 0.75% of the Fund's average daily net assets. For fiscal year 1997, the Fund Paid Distribution Plan expenses of $59,860. Of the distribution expenses paid in fiscal 1996 and 1997, $26,963 and $39,425 was used for the printing and mailing of prospectuses and sales materials to investors (other than current shareholders), and the remainder was used for advertising.
         The Fund's Distribution Plan was approved by the Board of Directors, including the Directors who are not "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940) and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The selection and nomination of the Directors who are not interested persons of the Fund is committed to the discretion of such disinterested Directors. In establishing the Plan, the Directors considered various factors including the amount of the distribution expenses. The Directors determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.
         The Plan may be terminated by vote of a majority of the non-interested Directors who have no direct or indirect financial interest in the Plans, or by vote of a majority of the outstanding shares of the Fund. Any change in the Plan that would materially increase the distribution cost to the Fund requires approval of the shareholders of the affected class; otherwise, the Plan may be amended by the Directors, including a majority of the non-interested Directors as described above. The Plan will continue in effect for successive one-year terms provided that such continuance is specifically approved by (i) the vote of a majority of the Directors who are not parties to the Plan or interested persons of any such party and who have no direct or indirect financial interest in the Plan, and (ii) the vote of a majority of the entire Board of Directors.
      Apart from the Plan, the Advisor and CDI, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Fund.
         Certain broker-dealers, and/or other persons may receive compensation from the investment advisor, underwriter, or their affiliates for the sale and distribution of the securities or for services to the Fund. Such compensation may include additional compensation based on assets held through that firm beyond the regularly scheduled rates, and finder's fee payments to firms whose representatives are responsible for soliciting a new account where the accountholder does not choose to purchase through that firm.


TRANSFER AND SHAREHOLDER SERVICING AGENT

         Calvert Shareholder Services, Inc., a subsidiary of Calvert Group, Ltd., and Acacia Mutual, has been retained by the Fund to act as transfer agent, dividend disbursing agent and shareholder servicing agent. These responsibilities include: responding to shareholder inquiries and instructions concerning their accounts; crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions; daily updating of shareholder accounts to reflect declaration and payment of dividends; and preparing and distributing semi-annual statements to shareholders regarding their accounts. The Fund will pay Calvert Shareholder Services, Inc. fee based on the number of accounts and transactions. For the period since inception, April 12, 1995, through March 31, 1996, the Fund paid Calvert Shareholder Services, Inc. fees of $12,594. For fiscal year 1997, the Fund paid Calvert Shareholder Services, Inc. fees of $17,690.


FUND TRANSACTIONS

         Fund transactions are undertaken on the basis of their desirability from an investment standpoint. Investment decisions and the choice of brokers and dealers are made by the Fund's Advisor and Advisor under the direction and supervision of the Fund's Board of Directors.
         Broker-dealers who execute portfolio transactions on behalf of the Fund are selected on the basis of their professional capability and the value and quality of their services. The Fund may pay brokerage commissions to broker-dealers who provide the Fund with statistical, research, or other information and services. Although any statistical research or other information and services provided by such broker-dealers may be useful to the Advisor and the Advisor, the dollar value of such information and services is generally indeterminable, and its availability or receipt does not serve to materially reduce the Advisor's or Advisor's normal research activities or expenses.
         For the period since inception, April 12, 1995, through March 31, 1996, brokerage commissions totaling $3,797 were paid by the Fund. In fiscal year 1997, brokerage commissions totaling $1,559 were paid by the Fund. No commissions were paid to any officers or directors of the Fund or any of its affiliates.
         The Advisor and Advisor may also execute portfolio transactions with or through broker-dealers who have sold shares of the Fund. However, such sales will not be a qualifying or disqualifying factor in a broker-dealer's selection nor will the selection of any broker-dealer be based on the volume of Fund shares sold.
         Depending upon market conditions, portfolio turnover, generally defined as the lesser of annual sales or purchases of portfolio securities divided by the average monthly value of the Fund's portfolio securities (excluding from both the numerator and the denominator all securities whose maturities or expiration dates as of the date of acquisition are one year or less), expressed as a percentage, is under normal circumstances expected not to exceed 100%. For the period since inception, April 12, 1995, through March 31, 1996, the portfolio turnover rate of the Fund was 6%. For the period through March 31, 1997, the portfolio turnover rate of the Fund was 23%.


INDEPENDENT ACCOUNTANTS AND CUSTODIANS

         Coopers & Lybrand, L.L.P. has been selected by the Board of Directors to serve as independent accountants for fiscal year 1998. State Street Bank & Trust Company, N.A., 225 Franklin Street, Boston, MA 02110, serves as custodian of the Fund's investments. First National Bank of Maryland, 25 South Charles Street, Baltimore, Maryland 21203 also serves as custodian of certain of the Fund's cash assets. The custodians have no part in deciding the Fund's investment policies or the choice of securities that are to be purchased or


GENERAL INFORMATION

         The Fund was organized as a Maryland Corporation, Calvert New World Fund, Inc., on December 22, 1994.
         Each share represents an equal proportionate interest with each other share and is entitled to such dividends and distributions out of the income belonging to such class as declared by the Board. The Fund offers one class of shares, Class A. Upon any liquidation of the Fund, shareholders are entitled to share pro rata in the net assets belonging to that series available for distribution.
         The Fund will send its shareholders confirmations of purchase and redemption transactions, as well as periodic transaction statements and unaudited semi-annual and audited annual financial statements of the Fund's investment securities, assets and liabilities, income and expenses, and changes in net assets.
         The Prospectus and this Statement of Additional Information do not contain all the information in the Fund's registration statement. The registration statement is on file with the Securities and Exchange Commission and is available to the public.

FINANCIAL STATEMENTS

         The Fund's audited financial statements included in its Annual Report to Shareholders dated March 31, 1997, are expressly incorporated by reference and made a part of this Statement of Additional Information. A copy of the Annual Report may be obtained free of charge by writing or calling the Fund.

APPENDIX

CORPORATE BOND AND COMMERCIAL PAPER RATINGS

Corporate Bonds:
Description of Moody's Investors Service Inc.'s/Standard & Poor's bond ratings:
         Aaa/AAA: Best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. This rating indicates an extremely strong capacity to pay principal and interest.
         Aa/AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.
         A/A: Upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which make the bond somewhat more susceptible to the adverse effects of circumstances and economic conditions.
         Baa/BBB: Medium grade obligations; adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.
         Ba/BB, B/B, Caa/CCC, Ca/CC: Debt rated in these categories is regarded as predominantly speculative with respect to capacity to pay interest and repay principal. The higher the degree of speculation, the lower the rating. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.
         C/C: This rating is only for income bonds on which no interest is being paid.
         D: Debt in default; payment of interest and/or principal is in arrears.

Commercial Paper:
         MOODY'S INVESTORS SERVICE, INC.:
         The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2, or 3, depending on the relative strengths of these factors.

         STANDARD & POOR'S CORPORATION:
         Commercial paper rated A by Standard & Poor's has the following characteristics: (i) liquidity ratios are adequate to meet cash requirements;
(ii) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB; (iii) the issuer should have access to at least two additional channels of borrowing;
(iv) basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer's industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote the relative strength within this highest classification.

LETTER OF INTENT


Date

Calvert Distributors, Inc.
4550 Montgomery Avenue
Bethesda, MD 20814

Ladies and Gentlemen:

         By signing this Letter of Intent, or affirmatively marking the Letter of Intent option on my Fund Account Application Form, I agree to be bound by the terms and conditions applicable to Letters of Intent appearing in the Prospectus and the Statement of Additional Information for the Fund and the provisions described below as they may be amended from time to time by the Fund. Such amendments will apply automatically to existing Letters of Intent.

         I intend to invest in the shares of: _____________ (Fund or Portfolio name*) during the thirteen (13) month period from the date of my first purchase pursuant to this Letter (which cannot be more than ninety (90) days prior to the date of this Letter or my Fund Account Application Form, whichever is applicable), an aggregate amount (excluding any reinvestments of distributions) of at least fifty thousand dollars ($50,000) which, together with my current holdings of the Fund (at public offering price on date of this Letter or my Fund Account Application Form, whichever is applicable), will equal or exceed the amount checked below:

         __ $50,000 __ $100,000 __ $250,000 __ $500,000 __ $1,000,000

         Subject to the conditions specified below, including the terms of escrow, to which I hereby agree, each purchase occurring after the date of this Letter will be made at the public offering price applicable to a single transaction of the dollar amount specified above, as described in the Fund's prospectus. No portion of the sales charge imposed on purchases made prior to the date of this Letter will be refunded.

         I am making no commitment to purchase shares, but if my purchases within thirteen months from the date of my first purchase do not aggregate the minimum amount specified above, I will pay the increased amount of sales charges prescribed in the terms of escrow described below. I understand that 4.75% of the minimum dollar amount specified above will be held in escrow in the form of shares (computed to the nearest full share). These shares will be held subject to the terms of escrow described below.

         From the initial purchase (or subsequent purchases if necessary), 4.75% of the dollar amount specified in this Letter shall be held in escrow in shares of the Fund by the Fund's transfer agent. For example, if the minimum amount specified under the Letter is $50,000, the escrow shall be shares valued in the amount of $2,375 (computed at the public offering price adjusted for a $50,000 purchase). All dividends and any capital gains distribution on the escrowed shares will be credited to my account.

         If the total minimum investment specified under the Letter is completed within a thirteen month period, escrowed shares will be promptly released to me. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.

         Upon expiration of this Letter, the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchases, Calvert Distributors, Inc. ("CDI") will bill me for an amount equal to the difference between the lower load I paid and the dollar amount of sales charges which I would have paid if the total amount purchased had been made at a single time. If not paid by the investor within 20 days, CDI will debit the difference from my account. Full shares, if any, remaining in escrow after the aforementioned adjustment will be released and, upon request, remitted to me.

         I irrevocably constitute and appoint CDI as my attorney-in-fact, with full power of substitution, to surrender for redemption any or all escrowed shares on the books of the Fund. This power of attorney is coupled with an interest.

         The commission allowed by Calvert Distributors, Inc. to the broker-dealer named herein shall be at the rate applicable to the minimum amount of my specified intended purchases.

         The Letter may be revised upward by me at any time during the thirteen-month period, and such a revision will be treated as a new Letter, except that the thirteen-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.

         In determining the total amount of purchases made hereunder, shares disposed of prior to termination of this Letter will be deducted. My broker-dealer shall refer to this Letter of Intent in placing any future purchase orders for me while this Letter is in effect.



Dealer


Name of Investor(s)


By
Authorized Signer


Address



Date



Signature of Investor(s)



Date



Signature of Investor(s)

*"Fund" in this Letter of Intent shall refer to the Fund or Portfolio, as the case may be, here indicated.